ADOPTION AGREEMENT

1.01    PREAMBLE
By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

(a)	☒ adopts a new plan as of January 1, 2009

(b)	☐ amends and restates its existing plan as of January 1, 2009 which is the Amendment Restatement Date.

Original Effective Date: _____________

Pre-409A Grandfathering:    ☐ Yes    ☒ No

1.02	PLAN

Plan Name: Western Refining, Inc. Non-Employee Director Deferred Compensation Plan
Plan Year: ends 12/31

1.03	PLAN SPONSOR

Name:	Western Refining, Inc.
Address:	123 West Mills Avenue, Suite 200, El Paso, TX 79901
Phone # :	915-534-1400
EIN#	20-3472415
Fiscal Yr:	12/31

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market?

☒

Yes	☐	No

1.04	EMPLOYER

The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan (insert “Not Applicable” if none have been authorized):

Entity                        Publicly Traded on Est. Securities Market

	Yes	No
Western Refining, Inc.	X

1.05	ADMINISTRATOR

The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name:	The Committee designated by the Board of Directors of the
Employer

Note:
The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

1.06	KEY EMPLOYEE DETERMINATION DATES

The Identification Date for the purpose of determining Key Employees is not applicable because Plan eligibility is limited to Non-Employee Directors.

2.01	PARTICIPATION

(a)        Employees [complete (i), (ii) or (iii)]
(i)    ☐    Eligible Employees are selected by the Employer.

(ii)    ☐    Eligible Employees are those employees of the Employer who satisfy the following criteria:

(iii)    ☒    Employees are not eligible to participate.

(b)        Directors [complete (i), (ii) or (iii)]

(i)    ☒    All Non-Employee Directors are eligible to participate.

(ii)    ☐    Only Directors selected by the Employer are eligible to participate.

(iii)    ☐    Directors are not eligible to participate.

3.01	COMPENSATION

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a)	☐	Compensation as defined in Section 2.9 of the Plan, except

(b)		Compensation as defined in [insert name of qualified plan] without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

(c)	X	Director Compensation is defined as:
Directors’ Fees
Any other Directors’ Cash Compensation
Any other Directors’ Stock Compensation

(d)		Compensation shall, for all Plan purposes, be limited to $ .

(e)		Not Applicable.

3.02	BONUSES

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses:

Type	Will be treated as Performance Based Compensation

	Yes	No

4.01	PARTICIPANT CONTRIBUTIONS

If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).

(a)	Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and / or “percentage amount”.

(i)	Compensation Other than Bonuses [do not complete if you complete (iii)]

Type of Remuneration	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
(a)
(b)
(c)

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii)	Bonuses [do not complete if you complete (iii)]

Type of Bonus	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
(a)
(b)
(c)

(iii)	Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount		Increment
Min	Max	Min	Max

(iv)	Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Min	Min	Max
Cash Compensation			0%	100%	1%
Stock Compensation			0%	100%	1%

(b)	Election Period

(i)	Performance Based Compensation

A special election period

Does	Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

(ii)	Newly Eligible Participants

An Employee or Director who is classified or designated as an Eligible Employee or Director during a Plan Year

X	May	May Not

elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan.

(c)	Revocation of Deferral Agreement

A Participant’s deferral agreement will be irrevocable unless cancellation is otherwise permitted in accordance with Code Section 409A and the final regulations thereunder.

(d)	No Participant Contributions

☐    Participant contributions are not permitted under the Plan.

5.01	EMPLOYER CONTRIBUTIONS

If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).

(a)	Matching Contributions

(i)	Amount

For each Plan Year, the Employer shall make a Matching Contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:

(A)	☐ [insert percentage] of the Compensation the Participant has elected to defer for the Plan Year

(B)	☐ An amount determined by the Employer in its sole discretion

(C)	☐ Matching Contributions for each Participant shall be limited to $ and/or % of Compensation.

(D)	☐ Other:

(E)	☒ Not Applicable [Proceed to Section 5.01(b)]

(ii)	Eligibility for Matching Contribution

A Participant who defers Compensation for the Plan Year shall receive an allocation of Matching Contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]:

(A)	Describe requirements:

(B)	Is selected by the Employer in its sole discretion to receive an allocation of Matching Contributions

(C)	No requirements

(iii)	Time of Allocation

Matching Contributions, if made, shall be treated as allocated [select one]:

(A)	As of the last day of the Plan Year

(B)	At such times as the Employer shall determine in it sole discretion

(C)	At the time the Compensation on account of which the Matching Contribution is being made would otherwise have been paid to the Participant

(D)	Other:

(b)	Other Contributions

(i)	Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

(A)		An amount equal to [insert number] % of the Participant’s Compensation

(B)		An amount determined by the Employer in its sole discretion

(C)		Contributions for each Participant shall be limited to $

(D)	X	Other: An amount equal to the amount in stock of the Employer that the Participant receives.

(E)		Not Applicable [Proceed to Section 6.01]

(ii)	Eligibility for Other Contributions

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]:

(A)	X	Describe requirements:
The Participant received Employer Stock and further elected under the terms of this Plan to defer such amounts upon vesting or receipt.

(B)		Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

(C)		No requirements

(iii)	Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:

(A)		As of the last day of the Plan Year

(B)		At such time or times as the Employer shall determine in its sole discretion

(C)	X	Other: At the time each such amount is credited to the Participant’s account upon vesting.
Allocations shall occur as frequently as quarterly.

(c)	No Employer Contributions

☐    Employer contributions are not permitted under the Plan.

6.01	DISTRIBUTIONS

The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies. Distributions shall be made in cash, but amounts attributable to deferrals made in accordance with section 5.01(b) shall be made in-kind in stock if the Plan Sponsor so directs.

(a)	Timing of Distributions

(i)	All distributions shall commence in accordance with the following [choose one]:
	(A)	X	As soon as administratively feasible following the distribution event, but in all cases within 90 days of such distribution event.
	(B)		Monthly on specified day ____ [insert day]
	(C)		Annually on specified month and day [insert month and day]
	(D)		Calendar quarter on specified month and day [ month of quarter (insert 1,2 or 3); __ day (insert day)]

(ii)	The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:
	(A)		Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for months [insert number of months].
(B)
Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases.

	(C)		Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

	(D)	X	Not applicable.

(b)	Distribution Events

Participants may elect the following payment events and the associated form or forms of payment. If multiple events are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5,7,9).

			Lump Sum	Installments

(i)		Specified Date		years

(ii)		Specified Age		years

(iii)	X	Separation from Service	__X__	_____ years

(iv)		Separation from Service plus 6 months		years

(v)		Separation from Service plus months [not to exceed months]		years

(vi)		Retirement		years

(vii)		Retirement plus 6 months		years

(viii)		Retirement plus months [not to exceed months]		years

(ix)		Later of Separation from Service or Specified Age		years

(x)		Later of Separation from Service or Specified Date		years

(xi)		Disability	_____	years

(xii)		Death		years

(xiii)		Change in Control		years

The minimum deferral period for Specified Date or Specified Age event shall be n/a years.

Installments may be paid [select each that applies]

Monthly
Quarterly
Annually

(c)	Specified Date and Specified Age elections may not extend beyond age Not Applicable [insert age or “Not Applicable” if no maximum age applies].

(d)
Payment Election Override

Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

	EVENTS	FORM OF PAYMENT
	Separation from Service		Lump sum	Installments
	Separation from Service before Retirement		Lump sum	Installments
X	Death	X	Lump sum	Installments
X	Disability	X	Lump sum	Installments
Not Applicable

(e)	Involuntary Cashouts

If the Participant’s vested Account at the time of his Separation from Service does not exceed $______ distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

X	There are no involuntary cashouts.

(f)	Retirement

Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

X	No special definition of Retirement applies.

(g)	Distribution Election Change A Participant

Shall
X	Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification n/a number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h)	Frequency of Elections

The Plan Sponsor

X	Has
Has Not

Elected to permit annual elections of a time and form of payment for amounts deferred under the Plan.

7.01	VESTING

(a)	Matching Contributions The Participant’s vested interest in the amount credited to his Account attributable to Matching Contributions shall be based on the following schedule:

	Years of Service	Vesting %
	0		(insert ‘100’ if there is immediate vesting)
1
2
3
4
5
6
7
8
9

Other:

Class year vesting applies.

X	Not applicable.

(b)
Other Employer Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Employer contributions other than Matching Contributions shall be based on the following schedule:

	Years of Service	Vesting %
	0	_____	(insert ‘100’ if there is immediate vesting)
1
2
3
4
5
6
7
8
9

X	Other: Amounts shall be 100% vested at the time of
allocation.

Class year vesting applies.

Not applicable.

(c)	Acceleration of Vesting
A Participant’s vested interest in his Account will automatically be 100% upon the occurrence of the following events: [select the ones that are applicable]:

(i)		Death

(ii)		Disability

(iii)		Change in Control

(iv)		Eligibility for Retirement

(v)		Other:

(vi)	X	Not applicable.

(d)	Years of Service

(i)	A Participant’s Years of Service shall include all service performed for the Employer and

Shall
Shall Not

include service performed for the Related Employer.

(ii)	Years of Service shall also include service performed for the following entities:

(iii)	Years of Service shall be determined in accordance with (select one)

(A)	The elapsed time method in Treas. Reg. Sec. 1.410(a)-7

(B)	The general method in DOL Reg. Sec. 2530.200b-1 through b-4

(C)	The Participant’s Years of Service credited under [insert name of plan]

(D)	Other:

(iv)	☒ Not applicable.

8.01	UNFORESEEABLE EMERGENCY

(a)    A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

X	Will
Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.

(b)	Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:

X	Will
Will Not

be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

9.01	INVESTMENT DECISIONS

Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:

(a)	X	The Participant or his Beneficiary
(b)		The Employer

10.01	GRANTOR TRUST

The Employer [select one]:

X	Does
Does Not

intend to establish a grantor trust in connection with the Plan.

11.01	TERMINATION UPON CHANGE IN CONTROL

The Plan Sponsor

X	Reserves
Does Not Reserve

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02	AUTOMATIC DISTRIBUTION UPON CHANGE IN CONTROL

Distribution of the remaining vested balance of each Participant’s Account

Shall
X	Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in     Control as provided in Section 9.7.

11.03	CHANGE IN CONTROL

A Change in Control for Plan purposes includes the following [select each definition that applies]:

(a)	☒ A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

(b)	☒ A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

(c)	☒ A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

(d)	☐ Not Applicable.

12.01	GOVERNING STATE LAW

The laws of Delaware shall apply in the administration of the Plan to the extent not preempted by ERISA.

EXECUTION PAGE

The Plan Sponsor has caused this Adoption Agreement to be executed this 24th day of August, 2009.

PLAN SPONSOR:	/s/ Scott D. Weaver
By:	Scott D. Weaver
Title:	Vice President & Assistant Secretary

APPENDIX A
SPECIAL EFFECTIVE DATES
Not Applicable